[GRAPHIC OMITTED]
PPG INDUSTRIES                               PPG Industries, Inc.
                                             440 College Park Drive
                                             Monroeville, Pennsylvania 15146 USA
                                             Telephone (724) 325-5903
                                             Fax (724) 325-5940
                                             elias@ppg.com

                                             RICHARD C. ELIAS
                                             Vice President, Optical Products




December 22,2004                                            UDC/PPG CONFIDENTIAL


Mr. Steven V. Abramson
President
Universal Display Corporation
375 Phillips Boulevard
Ewing, NJ 08618


RE: First Amendment of the SUPPLY AGREEMENT which was entered into and effective October 1, 2000 by and between PPG INDUSTRIES, INC. ("PPG"), and UNIVERSAL DISPLAY CORPORATION ("UDC") ("Supply Agreement")
         -----------------------------------------------------------------------

Dear Mr. Abramson:

The purpose of this letter is to amend the Supply Agreement, as set forth herein. It is the intention of the parties to negotiate and execute, on or before [The confidential material contained herein has been omitted and has been separately filed with the Commission.], a new OLED Services Agreement for the period 2006 through [The confidential material contained herein has been omitted and has been separately filed with the Commission.], which will supercede both the Supply Agreement and the Development and License Agreement entered into by the parties effective as of October 1, 2000, as amended ("Development & License Agreement"). The parties desire to amend the Supply Agreement in order to provide additional time in which to negotiate the new OLED Services Agreement.

Therefore, intending to be legally bound, PPG and UDC hereby agree to this First Amendment of the Supply Agreement, effective on January 1, 2005. Except as expressly set forth herein, all capitalized terms have the meanings given in the Supply Agreement. Except as expressly set forth herein, the Supply Agreement shall remain unchanged and shall continue in full force and effect.

Steven V. Abramson, President                               UDC/PPG CONFIDENTIAL
Universal Display Corporation
December 22, 2004
Page 2

1.       Article 1.4 of the Supply Agreement is amended and restated as follows:

         1.4 "Cost Margin Percentage" means 60%.

2. Article 5 of the Supply Agreement is amended by adding new Article 5.1.1, as follows:

         5.1.1 Notwithstanding anything to the contrary in this Agreement, PPG shall submit invoices to UDC for:

         (a) Costs associated with PPG's development, as requested by UDC, of processes to produce OLED materials for the supply of Developmental Chemicals under the Development & License Agreement and/or Products under this Agreement ("Process Development Charge") as specified in Schedule 5.1.1 attached hereto and incorporated by reference herein. Charges for such costs shall be reported to UDC monthly and invoiced quarterly, within 15 days of the close of the calendar quarter;

         (b) The portion, if any, of PPG's 2005 cumulative out-of-pocket environment, health and safety costs required for the production and shipment of OLED materials, including without limitation out-of-pocket costs for product environmental, health and safety testing and TSCA registration and registration for importation into foreign countries, that exceeds $20,000. PPG shall notify UDC in advance of the expected costs of undertaking these activities. Invoices for such costs shall be submitted to UDC within 15 days following the close of each calendar month beginning with the calendar month in which such cumulative costs first exceed $20,000 and;

         (c) All analytical costs not otherwise invoiced under Article 3A.3.2(b) of the Development & License Agreement (excluding Development Team charges) and not otherwise included in amounts invoiced under the Development & License Agreement or this Agreement for the supply of either Development Chemicals or Products, at charges customarily billed to PPG's Optical Products business unit. Invoices for such costs shall be submitted to UDC within 15 days following the close of each calendar month.

         (d) PPG shall use reasonable efforts to minimize the costs and charges described in Articles 5.1.1 (a)-(c) above without reducing the quality of services and materials provided to UDC. In addition, PPG shall provide UDC with such reports and other supporting documentation as UDC may reasonably request in connection with monitoring such costs and charges and PPG's efforts to reduce the same.

Steven V. Abramson, President                               UDC/PPG CONFIDENTIAL
Universal Display Corporation
December 22, 2004
Page 3

3. Article 5 of the Supply Agreement is amended by deleting Article 5.3 and replacing it with the following new Article 5.3:

         5.3 Notwithstanding anything to the contrary in this Agreement, for the period from January 1, 2005 through December 31, 2005, UDC's form of payment for invoices under this Agreement shall be as follows:

         (a) Payment form for invoices set forth in Article 5.1.1(a) shall be 100% in cash, or at UDC's option, a combination of cash and stock calculated as follows: (A) the number of duly authorized, validly issued fully paid and non-assessable shares of UDC Common Stock (as defined in the Development & License Agreement) as is the quotient of (i) an amount representing up to 50% of the invoice price divided by (ii) the average closing price for UDC Common Stock, as set forth in the NASDAQ National market listing of The Wall Street Journal, for the 10 trading days prior to the close of that calendar quarter (the "Ten Day Average"); plus (ii) the difference between the invoice price and the amount set forth in (A)(i) above. Notwithstanding the foregoing, if Ten Day Average is less than [The confidential material contained herein has been omitted and has been separately filed with the Commission.], then the form of payment shall be 100% in cash. Payment shall be due 15 days following the date of the invoice whether such payment is in cash or a combination of cash and UDC Common Stock.

         (b) Payment terms for invoices set forth in Article 5.1.1(b) - (c) shall be net 30 days from the date of invoice in cash. Costs set forth in Article 5.1.1(b)-(c) shall be combined by PPG on the same invoice.

4. In the event that PPG enters into an agreement with Albemarle Corporation for the supply of crude OLED materials to PPG for conversion into Products supplied hereunder, PPG shall invoice UDC for PPG's out-of-pocket cost to purchase such OLED materials multiplied by [The confidential material contained herein has been omitted and has been separately filed with the Commission.]. Should PPG & UDC not enter into a new OLED Services Agreement prior to [The confidential material contained herein has been omitted and has been separately filed with the Commission.], and effective as of January 1, 2006, then the multiplier shall be [The confidential material contained herein has been omitted and has been separately filed with the Commission.] instead of [The confidential material contained herein has been omitted and has been separately filed with the Commission.] as stated above.

Steven V. Abramson, President                               UDC/PPG CONFIDENTIAL
Universal Display Corporation
December 22, 2004
Page 4

5. This Amendment takes effect only on the condition that the parties execute the Fifth Amendment of the Development & License Agreement of even date herewith.

6. To the extent of any inconsistency between the terms of the Supply Agreement and the terms of this Amendment, the terms of this Amendment shall prevail.

Steven V. Abramson, President                               UDC/PPG CONFIDENTIAL
Universal Display Corporation
December 22, 2004
Page 5


If UDC agrees to the foregoing, please have its authorized representative execute the two enclosed originals of this Amendment and return one to me.

Very truly yours,

/s/ Richard C. Elias

Richard C. Elias
On behalf of PPG Industries, Inc.


ACKNOWLEDGED AND AGREED TO:

On behalf of Universal Display Corporation


By:           /s/ Steven V. Abramson
              ----------------------
Name:             Steven V. Abramson
              ----------------------
Title:         President
              ----------------------
Date:          Dec. 28, 2004
              ----------------------


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                                 SCHEDULE 5.1.1
                        PROCESS DEVELOPMENT BILLING RATE


------------------------- ------------------------------------------------------
Job Classification        Billing Rate           $ per Hour
------------------------- ------------------------------------------------------
Sr. PhD Chemist           [The confidential material contained herein has been
                          omitted and has been separately filed with the
                          Commission.]
------------------------- ------------------------------------------------------
PhD Chemist               [The confidential material contained herein has been
                          omitted and has been separately filed with the
                          Commission.]
------------------------- ------------------------------------------------------
MS Chemist                [The confidential material contained herein has been
                          omitted and has been separately filed with the
                          Commission.]
------------------------- ------------------------------------------------------
BS Chemist                [The confidential material contained herein has been
                          omitted and has been separately filed with the
                          Commission.]
------------------------- ------------------------------------------------------